SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:
/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
/ /  Definitive Proxy Statement
/ /  Definite Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        MAIRS AND POWER GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:
        ________________________________________________________________________

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:
        ________________________________________________________________________

    (3) Filing Party:
        ________________________________________________________________________

    (4) Date Filed:
        ________________________________________________________________________

                        MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER BALANCED FUND, INC.

                       W1520 First National Bank Building
                              332 Minnesota Street
                              Saint Paul, MN 55101


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the shareholders of Mairs and Power Growth Fund, Inc.
and Mairs and Power Balanced Fund, Inc.:

     NOTICE IS HEREBY GIVEN, that a combined Special Meeting of Shareholders (the "Meeting") of Mairs and Power Growth Fund, Inc. (the "Growth Fund") and Mairs and Power Balanced Fund, Inc. (the "Balanced Fund") will be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, on July 12, 2004, at 11:00 a.m., Saint Paul time, for the following purposes:

     1.   To elect five directors to the Board of Directors of each fund;

     2. To amend the Articles of Incorporation of the Growth Fund to increase the total number of authorized shares from 25,000,000 to 100,000,000;

     3. To approve an amended and restated Agreement for Investment Counsel Service for each fund;

     4. To ratify the selection of Ernst & Young LLP as independent auditors of each fund for the fiscal year ending December 31, 2004; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Growth Fund and Balanced Fund. The shareholders of the Growth Fund and the Balanced Fund will be asked to vote separately on the proposals listed above.

     The Board of Directors of each fund has established May 17, 2004 as the record date for determining shareholders entitled to notice of, and to vote at the Meeting. The transfer books of the funds will not be closed for the Meeting. The minute book for each fund will be available at the Meeting for inspection by its shareholders.

     We urge you to vote in advance of the Meeting by using the following methods:

     o By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     o By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

     o By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     If you have any questions before you vote, please contact us at 1-800-304-7404 and request the Customer Service Department. The Proxy is being solicited by the Boards of Directors of the funds. Your attendance at the Meeting, whether in person or by Proxy, is important to ensure a quorum. Any shareholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies at the Meeting by giving written notice to the Secretary of the respective fund, by executing a later-dated Proxy, or by attending the Meeting and giving oral notice to the Secretary of the respective fund. Thank you for your participation.



                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                             /s/ Jon A. Theobald

                                                      Jon A. Theobald, Secretary
                                               Mairs and Power Growth Fund, Inc.
                                             Mairs and Power Balanced Fund, Inc.

Saint Paul, Minnesota
May __, 2004


--------------------------------------------------------------------------------

           YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SIZE OF YOUR
          HOLDINGS IN THE FUNDS. IT IS VERY IMPORTANT THAT YOUR VOTING
              INSTRUCTIONS BE RECEIVED BY THE DATE OF THE MEETING.

--------------------------------------------------------------------------------

                        MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER BALANCED FUND, INC.

                       W1520 First National Bank Building
                              332 Minnesota Street
                              Saint Paul, MN 55101

                            PROXY STATEMENT FOR 2004
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 12, 2004


                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Boards of Directors of Mairs and Power Growth Fund, Inc. (the "Growth Fund") and Mairs and Power Balanced Fund, Inc. (the "Balanced Fund") for use at the funds' combined Special Meeting of Shareholders (the "Meeting"), to be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota, on July 12, 2004, at 11:00 a.m., Saint Paul time, and at any adjournment thereof, for the following purposes:

     1.   To elect five directors to the Board of Directors of each fund;

     2. To amend the Articles of Incorporation of the Growth Fund to increase the total number of authorized shares from 25,000,000 to 100,000,000;

     3. To approve an amended and restated Agreement for Investment Counsel Service for each fund;

     4. To ratify the selection of Ernst & Young LLP as independent auditors of each fund for the fiscal year ending December 31, 2004; and

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     This is a combined Proxy Statement for the Growth Fund and the Balanced Fund. The shareholders of the Growth Fund and the Balanced Fund will be asked to vote separately on the proposals listed above.

     The Board of Directors of each fund knows of no business which will be presented at the Meeting other than the matters referred to above. However, if any other matters are properly presented at the Meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later-dated Proxy or a vote in person at the Meeting. Shares represented by properly executed Proxies received on behalf of each fund will be voted at the Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to a fund, the shares represented thereby will be voted FOR each of the proposals listed above.

     This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the accompanying Proxy are first being mailed to shareholders on or about May __, 2004.

     The presence at the Meeting, in person or by Proxy, of at least a majority of the total number of shares of each fund's issued and outstanding common stock is necessary to constitute a quorum for the transaction of business at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present but which have not been voted in favor of the particular matter. Broker non-votes are Proxies received from brokers or nominees who have not received instructions from the beneficial owner or other persons entitled to vote, and who do not have discretionary power to vote on a particular matter. Accordingly, shareholders whose shares are held in street name are urged to forward their voting instructions promptly.

     On May 17, 2004 (the "Record Date"), each fund had the number of outstanding shares of common stock shown in the table below. Only holders of shares of common stock of a fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each such share of common stock of a fund is entitled to one vote per share on each matter that comes before the Meeting for that fund.


                                                           Number of Shares
              Fund                                   Outstanding On Record Date
-----------------------------------                  --------------------------
Mairs and Power Growth Fund, Inc.
Mairs and Power Balanced Fund, Inc.

                     I. PROPOSAL FOR ELECTION OF DIRECTORS

Nominees for Election as Director

     The following table sets forth certain information regarding the nominees for election as director of each fund. All of the directors elected at the Meeting will serve until the next meeting of the respective fund's shareholders and until their respective successors shall be elected and qualified. The funds are not required to hold annual meetings and may elect not to have a shareholders' meeting unless a matter arises which requires shareholder approval.

     All nominees for director have agreed to serve if elected. However, if any nominee should become unavailable for election, each fund's Proxy confers discretionary power to vote in favor of a substitute nominee or nominees.

     The business experience during the past five years and background of the nominees, each of whom currently serves as a director of both funds, is described below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in     Other
                     Position(s) with Fund                                                    Fund complex      Directorships
Name, Age and        and Length of Time                                                       Overseen by       Held by
Address *            Served                 Principal Occupation(s) During Past Five Years    Director          Director
-----------------------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Charlton Dietz       Director since 1997    o Retired Senior Vice President, Legal                2                 None
(72)                                          Affairs and General Counsel, 3M.
30 7th St E
Ste 3050
St. Paul, MN
55101

-----------------------------------------------------------------------------------------------------------------------------
Norbert J.           Director since 2000    o Retired Chief Executive Officer, Road               2                 None
Conzemius (62)                                Rescue Incorporated.

-----------------------------------------------------------------------------------------------------------------------------
Charles M.           Director since 2001    o Chief Financial Officer (2000 to present),          2                 None
Osborne (50)                                  Vice President (2003 to present),
                                              University of Minnesota Foundation .
                                            o Vice President and General Manager, MN
                                              (1999), Vice President Corporate Human
                                              Resources, IA (2000), McLeod
                                              USA/Ovation Communications.
-----------------------------------------------------------------------------------------------------------------------------
                                INTERESTED DIRECTOR WHO IS A PRINCIPAL OFFICER
-----------------------------------------------------------------------------------------------------------------------------
William B.           Director since 1992    o President of the Investment Adviser (2002           2                 None
Frels** (64)         President of the         to present). Treasurer of the Investment
                     Balanced Fund            Adviser (1996 to present).
                     since 1992             o Vice President of the Investment Adviser
                                              (1994 to 2002).

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in     Other
                     Position(s) with Fund                                                    Fund complex      Directorships
Name, Age and        and Length of Time                                                       Overseen by       Held by
Address *            Served                 Principal Occupation(s) During Past Five Years    Director          Director
-----------------------------------------------------------------------------------------------------------------------------
                              INTERESTED DIRECTOR WHO IS NOT A PRINCIPAL OFFICER
-----------------------------------------------------------------------------------------------------------------------------
Edward C.            Director since 2002    o Attorney (2002 to present), Briggs and               2                None
Stringer*** (69)                              Morgan, P.A.
2200 IDS Center,                            o Associate Justice, State of Minnesota
80 South 8th                                  Supreme Court (1994 - 2002).
Street,
Minneapolis, MN
55401
-----------------------------------------------------------------------------------------------------------------------------

* The address for each Director is 332 Minnesota Street, Ste. W1520, St. Paul, MN 55101-1363.
**   Mr. Frels is an "interested person" of each fund, within the meaning of section 2(a)(19) of the Investment Company Act by virtue of his employment by, or equity interest in, the funds' investment adviser. See "The Adviser."
***  Mr. Stringer is an "interested person" of each fund, within the meaning of section 2(a)(19) of the Investment Company Act by virtue of his employment by the law firm of Briggs and Morgan, legal counsel to the funds.

Vote Required

     The affirmative vote of a majority of the shares of a fund represented at the Meeting in person or by Proxy is required to elect a director.

Committees

     Each fund has an Audit Committee consisting of three directors, Messrs. Conzemius, Dietz and Osborne, none of whom is an "interested person" of the funds within the meaning of the Investment Company Act. The role of the Audit Committee is to make recommendations to the Board of Directors regarding the selection of auditors, and to assist the Board of Directors in its oversight of the funds' financial reporting process. The Audit Committee meets with the independent auditors at least annually to review the results of the examination of the funds' financial statements and any other matters relating to the fund.

     Each fund has a Fair Valuation Committee consisting of officers, Mr. Mairs, Ms. Hartzell and Mr. Frels, all of whom are "interested persons" of the funds within the meaning of the Investment Company Act. The role of the Fair Valuation Committee is to oversee pricing of the fund's shares and to research and resolve any pricing problems. The Fair Valuation Committee meets on an "as needed" basis.

     Each fund has a Nominating Committee consisting of three directors, Messrs. Conzemius, Dietz and Osborne, none of whom is an "interested person" of the funds within the meaning of the Investment Company Act. The role of the Nominating Committee is to consider and recommend nominees for directors to the Board to fill vacancies when required. Nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the Nominating Committee. The Nominating Committee meets on an "as needed" basis.

     During the fiscal year ended December 31, 2003, the Board of Directors of the funds held four meetings, the Audit Committee held two meetings, the Fair Valuation Committee held two meetings and the Nominating Committee held no meetings. Each director attended at least 75% of the Board of Directors meetings and, if a member, of the committee meetings held during the fiscal year ended December 31, 2003.

Certain Transactions

     Since January 1, 2003, (a) there has not been any transaction or series of similar transactions to which either of the funds was a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than five percent of the shares of a fund or any member of the immediate family of any of the foregoing persons had a direct or indirect material interest, and (b) none of the executive officers, directors or any member of their immediate families have been indebted to either of the funds in amounts in excess of $60,000.

Director Compensation

     The following directors were paid director's fees in the following amounts during the year ended December 31, 2003. The total compensation received by directors of the Growth Fund for service during 2003 was $106,400, and the total compensation received by directors of the Balanced Fund for service during 2003 was $5,600. The amounts set forth below represent the total payments made by each fund to its directors last year.

                                       Growth Fund           Balanced Fund
                                       -----------           -------------
    Norbert J. Conzemius                $ 26,600               $ 1,400
    Charlton Dietz                        26,600                 1,400
    Charles M. Osborne                    26,600                 1,400
    Edward C. Stringer                    26,600                 1,400

Stock Ownership by Nominees

     The following table provides information about the dollar range of common stock of each fund owned beneficially as of May 17, 2004 by each nominee for director. See "Security Ownership" for more detailed share ownership information.

-------------------------------------------------------------------------------------------------------------
                                             Dollar Range of                     Aggregate Dollar Range of
                                     Equity Securities in the Funds            Equity Securities In All Funds
                                     ------------------------------            Overseen or to be Overseen by
   Name of Director                                                            Director or Nominee in Family
      or Nominee                   Growth Fund           Balanced Fund             of Investment Company
-------------------------------------------------------------------------------------------------------------
Norbert J. Conzemius              over $100,000        over $100,000                  over $100,000
Charlton Dietz                    over $100,000        $10,000 - $50,000              over $100,000
William B. Frels                  over $100,000        over $100,000                  over $100,000
Charles M. Osborne                over $100,000        over $100,000                  over $100,000
Edward C. Stringer                over $100,000        none                           over $100,000
-------------------------------------------------------------------------------------------------------------

Nominating Process

     The Board of Directors for each fund has a Nominating Committee Charter, a copy of which is available on the funds' website at www.mairsandpower.com. The Nominating Committee will consider director candidates recommended by shareholders of the funds, provided that such recommendations are made in writing to the Secretary of the funds at the address set forth on the cover of this proxy statement. Recommendations must be received at a reasonable time before the Nominating Committee selects nominees and the proxy materials are printed and mailed for the next meeting of shareholders. The Nominating Committee evaluates the composition of each fund's Board of Directors and the need for additional or replacement directors. The Nominating Committee will give consideration to candidates recommended by the funds' officers and directors, by personnel associated with the Investment Adviser, and by shareholders. Candidates may be evaluated based on information supplied by the candidate as well as information obtained through independent investigations.


                      II. PROPOSAL TO ADOPT AN AMENDMENT TO
                        THE ARTICLES OF INCORPORATION OF
                        MAIRS AND POWER GROWTH FUND, INC.

     On April 20, 2004, the Board of Directors of the Growth Fund adopted a resolution to amend Article VI of the Growth Fund's Amended and Restated Articles of Incorporation to increase the total number of authorized shares to 100,000,000 shares, $.01 par value per share, from the 25,000,000 shares, $.01 par value per share, currently authorized, subject to shareholder approval. If approved by the shareholders of the Growth Fund, Article VI of the Amended and Restated Articles of Incorporation will be amended to read as follows:

           "The total authorized number of shares in this corporation shall be one hundred million (100,000,000) shares which shall have a par value of one cent ($.01) per share."

     On May ___, 2004, there were ________ shares of common stock of the Growth Fund outstanding. The Board of Directors believes that increasing the number of authorized shares will benefit the Growth Fund by ensuring that a sufficient number of shares is available to respond to future demand by investors. The proposed amendment will also ensure that shares are available, if needed, for issuance in connection with stock splits and stock dividends, although the Board of Directors has no present intention of declaring such dividends. Increasing the number of authorized shares will allow the Growth Fund to issue additional shares without delay and without the expense and necessity of holding a special shareholders' meeting in the future.

     The newly authorized shares will be available for issuance without further action by the shareholders except as required by Minnesota law and the Investment Company Act. Under the Articles of Incorporation, the Growth Fund is authorized to issue only a single class of common stock. The additional shares will be identical to the common stock the Growth Fund now has authorized.

Vote Required

     Approval of this proposal will require the affirmative vote of a majority of the outstanding shares of the Growth Fund.

     If the shareholders of the Growth Fund do not approve the amendment to the Articles of Incorporation, the Growth Fund will be unable to sell shares and will be closed to all investors. Unless a sufficient number of shares becomes available as a result of redemptions, the Growth Fund might be unable to make dividend reinvestments for existing shareholders, and would be forced to pay dividends in cash.

                       III. PROPOSAL TO AMEND AND RESTATE
                               THE AGREEMENTS FOR
                           INVESTMENT COUNSEL SERVICE

     Mairs and Power, Inc. (the "Investment Adviser") has served as investment adviser to the Growth Fund since its inception in 1958 and to the Balanced Fund since its inception in 1961. The Investment Adviser serves pursuant to a separate Agreement for Investment Counsel Service for each fund (the "Advisory Agreements"). The current Advisory Agreements were entered into March 21, 1972 and amended May 17, 1982.

     Shareholders are being asked to approve amendments to each Advisory Agreement to clarify the method by which the advisory fees are calculated. The proposed amendment to the Advisory Agreements was approved by the Board of Directors for each fund at a meeting held on April 20, 2004.

     Copies of the amended and restated Advisory Agreements for the Growth Fund and Balanced Fund are attached as Appendix A and Appendix B, respectively. If shareholders approve the amendments, the Advisory Agreements, as amended and restated, will become effective July 13,

2004 and will remain in effect until July 1, 2005 and from year-to-year thereafter, if approved annually by the Board of Directors in accordance with the Investment Company Act.

     Amendment. The first paragraph of Section 4 of each Advisory Agreement is being amended to clarify the method by which the advisory fees are calculated. As proposed, the first paragraph of Section 4 will read as follows:

         The Fund shall pay to the Adviser for its investment advisory services a fee, calculated for each day that this Contract is in effect, of 1/365 of 0.60% of the daily closing net asset value of the Fund (or 1/366 of such rate in a leap year). The fee shall be payable in arrears on the last day of each month during which this Contract is in effect.

     Previously, this paragraph read as follows:


         The Adviser shall for its services as such receive a fee to be paid by the Fund payable monthly, the same to be based upon and equal to one twentieth (1/20) of one (1) percent of the net asset value of the Fund on the last valuation date of each month as defined by the By-laws of the Fund.

     Amended Section 4 does not change the rate of compensation paid to the Investment Adviser, which remains at an annual rate of 0.60% of the net asset value. Old Section 4 contained an ambiguity regarding the method of calculating the fee. The new paragraph defines precisely how the calculation is made, and is consistent with industry practice and the actual method used by the Growth Fund and the Balanced Fund.

     The Advisory Agreement for each fund contains an annual limitation on total expenses incurred by the Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1 1/2% of the first $30 million dollars and 1% of the balance of the average value of the net assets of the Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year, then the Adviser agrees to bear, to the extent of compensation paid to the Adviser by the Fund, such excess expenses.

     For services rendered under the Advisory Agreements during the fiscal year ended December 31, 2003, the Growth Fund paid the Investment Adviser $6,161,035 and the Balanced Fund paid the Investment Adviser $313,452.

     The Investment Adviser will continue to provide investment advisory services to each fund, including making decisions regarding the acquisition, holding or disposition of portfolio securities. All services under the Advisory Agreements must be provided in accordance with the provisions of the Investment Company Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the funds' Articles of Incorporation and Bylaws, and the investment policies of each fund as disclosed in the fund's registration statement filed with the Securities and Exchange Commission, as amended from time to time.

     Under the Advisory Agreements, the Investment Adviser will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed upon duties. In addition, the Investment Adviser assumes all expenses of distribution, sales and promotion of the funds.

     The Advisory Agreement for each fund provides that it may be terminated by the fund's Board of Directors, a majority of shareholders of the fund, or the Investment Adviser at any time, without penalty, by giving the other party 60 days' written notice. The Advisory Agreements also provide that the funds will indemnify the Investment Adviser for any loss or liability which may be imposed on the Investment Adviser or its officers or directors by reason of any acts performed by them under the Advisory Agreements, as long as the acts were performed in good faith. The indemnification does not cover liability resulting from willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties, or by reason of reckless disregard of the Investment Adviser's obligations and duties under the Advisory Agreements.

     For additional information concerning the Investment Adviser, see "The Investment Adviser" below.

Vote Required

     Approval of the amendment to the Advisory Agreement with respect to each fund requires the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, of that fund. A "majority of the outstanding voting securities" of a fund, as defined in the Investment Company Act, means the lesser of (a) 67% or more of the shares of the fund present at the Meeting if the owners of more than 50% of the shares of the fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of the fund entitled to vote at the Meeting.

     If the shareholders of a fund do not approve the amendment, the fund would operate under the amended Advisory Agreement on an interim basis and would seek shareholder approval for a new agreement.

     At a meeting on December 9, 2003 the Board of Directors for each fund met with the officers of the Investment Adviser to discuss the renewal of the Advisory Agreements for an additional one-year term.

     Among the topics considered were:

     o the investment performance of the funds, over one-five-and ten-year periods, as compared to a variety of benchmarks.
     o    the value of the continuity of investment managers.
     o    the expense ratios for the funds, as compared to their peers.
     o the fee rates under the Advisory Agreements, which have not been increased.
     o    the other terms of the Advisory Agreements.

     Based upon careful consideration of the foregoing factors, the Board of Directors for each fund unanimously approved the renewal of each Advisory Agreement.

              IV. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Shareholders are being asked to ratify the selection of Ernst & Young LLP as the independent auditors for each fund. The Audit Committee of each fund has recommended the appointment of Ernst & Young LLP as the independent auditors for each fund for the fiscal year ending December 31, 2004. Ernst & Young LLP, together with its predecessor firms has acted as independent auditor for the funds since their inception. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

Vote Required

     The affirmative vote of a majority of the shares of a fund represented at the Meeting in person or by Proxy is required to ratify the independent auditors. If shareholders do not ratify the independent auditors, the funds may nonetheless engage Ernst & Young LLP, or they may seek a different firm of independent auditors.

Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the funds' annual financial statements and for review of distributions to shareholders for the fiscal year ended December 31, 2003 were $26,200 and $1,280 respectively for the Growth Fund and $18,000 and $1,280 respectively for the Balanced Fund.

Financial Information Systems Design and Implementation Fees

     The funds did not engage Ernst & Young LLP for profesional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2003.

All Other Fees

     The aggregate fees billed by Ernst & Young LLP for services rendered for the preparation of tax returns for the fiscal year ended December 31, 2003 were $3,400 for the Growth Fund and $3,400 for the Balanced Fund. There were no other fees billed, other than those described above under "Audit Fees."

                               SECURITY OWNERSHIP

     The following table provides information about the beneficial ownership of the common stock of each fund as of May 17, 2004 by (i) each person known to a fund to be the beneficial owner of 5% or more of its common stock, (ii) each director and nominee for director, and (iii) by all directors and officers of a fund as a group. All of the shares of a fund over which a person directly or indirectly, had or shared voting or investment power have been deemed beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as indicated by footnote, each person or entity identified has sole voting and investment power with respect to all shares of common stock of a fund shown as beneficially owned by him or it.

                                        Shares of           Percentage              Shares of              Percentage
          Name                      the Growth Fund(1)        Owned            the Balanced Fund(1)          Owned
---------------------------         ------------------      ----------         --------------------        ----------
Wilmington Trust Co.,                                                                                           %
Trustee, St. Paul Electrical
Construction Workers
401(k)

National Investor Services                                       %
Corp. for the Exclusive
Benefit of Our Customers

Wells Fargo Bank MN NA                                           %
FBO Retirement Plan
Services

Norbert J. Conzemius                                             *                                              *

Charlton Dietz                            (2)                    *                                              *

William B. Frels                          (3)                    *                    (4)(5)                    *

Charles M. Osborne                        (6)                    *                    (7)                       *

Edward C. Stringer                                               *                                              *

All Directors and Officers as             (8)(9)                 *                    (10)                      %
   a group (9 persons)

-----------------------
*    Indicates an amount less than 1%.
(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power.
(2) Includes shares held by Mr. Dietz as custodian under the Uniform Gifts to Minors Act.
(3) Includes shares held by members of Mr. Frels' immediate family. Includes shares held by Mr. Frels as custodian under the Uniform Gifts to Minors Act. Does not include shares held by a profit sharing trust in which Messrs. Mairs, Frels and Robb are trustees with shared voting power.
(4)  Includes     shares held by Mr. Frels as custodian under the Uniform Gifts to Minors Act.
(5)  Does not include     shares held by a profit sharing trust in which Messrs.
     Mairs, Frels and Robb are trustees with shared voting power.
(6)  Includes     shares held by members of Mr. Osborne's immediate family.
     Includes shares held in trust of which Mr. Osborne is a trustee.

(7)  Includes     shares held by members of Mr. Osborne's immediate family.
     Includes shares held in trust of which Mr. Osborne is a trustee.
(8)  Includes     shares held by Mr. Mairs' wife. Does not include shares held by a profit sharing trust in which Messrs. Mairs, Frels and Robb are trustees with shared voting power.
(9)  Includes     shares held by Mr. Robb as custodian under the Uniform Gifts to Minors Act. Includes shares held in Trust for Mr. Robb's children.
     Includes     shares held by Mr. Robb's wife. Does not include shares held by a profit sharing trust in which Messrs. Mairs, Frels and Robb are trustees with shared voting power.
(10) Includes     shares held by Mr. Mairs' wife.

                             THE INVESTMENT ADVISER

     Mairs and Power, Inc., a Minnesota corporation (the "Investment Adviser"), provides investment advisory services to each fund and other institutional and individual accounts, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser's address is W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. Officers and Directors of the Investment Adviser and their respective ownership positions in the Investment Adviser's common stock are:

                George A. Mairs, III                 34.3%
                William B. Frels                     33.6%
                Peter G. Robb                        24.4%
                others                               7.7%

     The Investment Adviser has been the investment adviser for the funds since their inception. The Investment Adviser performs this service under the terms of an Agreement for Investment Counsel Service between the Investment Advisor and each fund (the "Agreements") which were submitted to and approved by the shareholders of each fund. The Agreements are approved annually by a majority of the Board of Directors of each fund, including a majority of those directors who are not parties to the Agreements, or interested persons of any such party. For a description of the factors considered by the Board of Directors in connection with the most recent approval of the Agreements, see "Proposal to Amend and Restate the Agreements for Investment Counsel Service" above.

     Under the terms of the Agreements, the Investment Adviser agrees to pay all executive salaries, office rental, and other expenses considered incidental to providing investment services to each fund. Each fund agrees to pay the Investment Adviser a monthly fee computed at an annual rate of 0.60% of the net assets of the fund. For services rendered during the fiscal year ended December 31, 2003, the Growth Fund paid the Investment Adviser $6,161,035 and the Balanced Fund paid the Investment Adviser $314,452. The Agreements provide that the fee will be reduced to the extent necessary to comply with state securities regulations to which each fund may be subject.

     The Agreements may be terminated at any time with respect to each fund, without penalty, on 60 days' written notice by the funds' Board of Directors, by the holders of a majority of the funds' outstanding voting securities or by the Investment Adviser. The Agreements automatically terminate in the event of its assignment (as defined in the Investment Company Act and the rules promulgated thereunder).

     The Agreements may be amended at any time so long as: (i) such amendment is approved by an affirmative vote of a majority of the outstanding voting securities of each fund, as defined in Section 2(a)(42) of the Investment Company Act; and (ii) the terms of such amendment are approved by the vote of a majority of those directors who are not interested persons of each fund or the Investment Adviser, voting in person at a meeting called for the purpose of voting on such approval.


                             MANAGEMENT OF THE FUNDS

     The following persons are officers of the Funds who have been elected to serve until July 2004, and until their successors are elected and qualified.

        Name                       Age                        Office
----------------------             ---        -------------------------------------------------
George A. Mairs, III *              75        President, Mairs and Power Growth Fund

William B. Frels                    64        President, Mairs and Power Balanced Fund

Peter G. Robb                       55        Vice President, Mairs and Power Balanced Fund and
                                              Mairs and Power Growth Fund

Jon A. Theobald                     58        Secretary, Mairs and Power Balanced Fund and Mairs
                                              and Power Growth Fund

Lisa J. Hartzell                    59        Treasurer, Mairs and Power Balanced Fund and Mairs
                                              and Power Growth Fund

* As of June 14, 2004, Mr. Mairs intends to resign as President and portfolio manager of the Growth Fund. William B. Frels, co-manager of the Growth Fund since 1999, will be named the President of the Growth Fund.

     For information regarding the principal occupation during the past five years of Mr. Frels, see __ "Nominees for Election as Director."

     George A. Mairs, III. Mr. Mairs has served as Chairman of the Board of the Investment Adviser 2002 to present. From 1993 to 2002, Mr. Mairs served as President of the Investment Adviser.

     Lisa J. Hartzell. Ms. Hartzell has been Treasurer of both Funds and the manager of Mutual Fund Services since May 1996.

     Peter G. Robb. Mr. Robb has served as Vice President and Secretary of the Investment Adviser.

     Jon A. Theobald. Mr. Theobald has been Executive Vice President and Chief Administrative Officer of the Investment Adviser from 2002 to present. From 2001 to 2002, Mr. Theobald served as Senior Vice President of U.S. Trust Company, and from 1996 to 2001, he served as Executive Vice President of Resource Trust Company.

     Officers of the funds receive no direct compensation from the funds for their services.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matters in accordance with their judgment.

               SUBMISSION OF SHAREHOLDER PROPOSALS AND SHAREHOLDER
                   COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The funds do not hold regular annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Consequently, the date of the next special shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the funds at the address set forth on the cover of this proxy statement. To receive consideration, proposals must be received a reasonable time before the funds print and mail proxy materials for a meeting.

     Shareholders may send communications to the Board of Directors for the funds by following the procedures described on the funds' website at www.mairsandpower.com.

                            EXPENSES OF SOLICITATION

     The cost of this solicitation of Proxies will be paid by each fund. It is anticipated that the Proxies will be solicited by mail, internet or telephone, except that solicitation personally or by telephone may also be made by the funds' regular employees who will receive no additional compensation for their services in connection with the solicitation.

                                  ANNUAL REPORT

     A copy of the 2003 Annual Report to Shareholders of each fund has previously been sent to the shareholders of each fund. Shareholders may receive additional copies of the Annual Report for the Growth Fund and for the Balanced Fund without charge by calling (800) 304-7404 or by writing to U.S. Bancorp Mutual Fund Services, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. No part of either fund's 2003 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                             /s/ Jon A. Theobald

                                                      Jon A. Theobald, Secretary
                                               Mairs and Power Growth Fund, Inc.
                                             Mairs and Power Balanced Fund, Inc.

Saint Paul, Minnesota
May __, 2004

                        Mairs and Power Growth Fund, Inc.
                       Mairs and Power Balanced Fund, Inc.

                     ----------------------------------------
                            Urgent Proxy Information
                     ----------------------------------------

The Special Meeting of Shareholders for the Mairs and Power Funds will be held on July 12, 2004.

Your vote is needed to help establish a quorum for the conduct of business. Your vote is important, no matter how large or small your holdings may be.

It is important that we receive your vote as soon as possible. You may vote by mail, by internet or by telephone.

                   ---------------------------------------------
                       Remember, voting is quick and easy.
                        Everything you need is enclosed.
                   ---------------------------------------------

                              AMENDED AND RESTATED
                    AGREEMENT FOR INVESTMENT COUNSEL SERVICE

     THIS AGREEMENT made as of the 21st day of March, 1972 between MAIRS AND POWER, INC., a Minnesota Corporation, hereinafter called the "Adviser", and MAIRS AND POWER GROWTH FUND, INC., a Minnesota corporation, hereinafter called the "Fund", as amended May 17, 1982 and further amended and restated effective July 13, 2004, witnesseth:

     That in consideration of the mutual covenants herein contained and the performance herein required, the Fund and the Adviser hereby mutually agree as follows:

     1.   APPOINTMENT OF ADVISER.

     The Fund hereby appoints and employs the Adviser to act as investment adviser for the Fund for the term, with the duties, and subject to the conditions as provided in this Contract, and the Adviser hereby accepts such appointment and employment.

     2.   DUTIES OF ADVISER.

     The Adviser shall furnish to the Fund such management, investment advisory, statistical and research facilities and services as may be required from time to time by the Fund. The duties of the Adviser under this Contract shall not prevent the Adviser from rendering similar services to other persons, firms, trusts, corporations or other entities.

     It is recognized the officers of the Adviser may and probably will serve as officers of the Fund. They shall receive no compensation as officers nor as directors of the Fund, their compensation being limited to that which they receive from the Adviser. The propriety of officers of the Adviser acting as officers and directors of the Fund is fully recognized hereby and it is ratified and confirmed by the Fund and all its shareholders.

     The Fund hereby agrees to indemnify the Adviser for any loss or liability which may be imposed upon the Adviser or its officers or directors by reason of any act or acts that are performed by them or any of them in the performance of this service or the within agreement as long as such act or acts shall have been performed in good faith, but nothing in this agreement shall be construed as protecting or purporting to protect the Adviser against any liability to the Fund or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Contract.

     3.   ALLOCATION OF EXPENSES.

     The Adviser will assume all executive salaries and executive expenses and office rent, and the Adviser will absorb all such expenses and not charge the same since the same are included in its fees for management of the Fund. All other expenses of operating and maintaining the Fund including but not limited to attorneys and accountants fees, official fees of the Securities and Exchange Commission and Minnesota Securities Commission, printing, stationery, mimeographing and postage expenses, and premiums on fidelity bonds and insurance, and other like expenses will be paid by the Fund directly to the recipient thereof. The Adviser will assume all expenses of distribution, sales or promotion of the Fund.

     4.   COMPENSATION OF THE ADVISER.

     The Fund shall pay to the Adviser for its investment advisory services a fee, calculated for each day that this Contract is in effect, of 1/365 of 0.60% of the daily closing net asset value of the Fund (or 1/366 of such rate in a leap year). The fee shall be payable in arrears on the last day of each month during which this Contract is in effect.

     In the event that the total expenses incurred by the Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1 1/2% of the first $30 million dollars and 1% of the balance of the average value of the net assets of the Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year, then the Adviser agrees to bear, to the extent of compensation paid to the Adviser by the Fund, such excess expenses.

     5.   EFFECTIVE DATE, DURATION AND TERMINATION OF THIS CONTRACT.

          (a) This amended and restated Contract amends the Contract between the Adviser and the Fund dated March 21, 1972, as amended May 17, 1982, on the effective date hereof which shall be at the commencement of business on July 13, 2004.

          (b) This Contract shall remain in effect (unless terminated as hereinafter provided) until July 1, 2005 and from year to year thereafter; provided that this Contract shall continue in effect after July 1, 2005 only as long as

               (1) such continuance is specifically approved at least annually by either (A) the Board of Directors of the Fund, or (B) "vote of a majority of the outstanding voting securities" (as defined in Section 2 (a) (42) of the Investment Company Act of 1940) of the Fund, and

               (2) the terms of this Contract are approved at least annually by the vote of a majority of the Directors of the Fund, who are not parties to the Contract or "interested persons" of any such party (as such terms are used in Section 15 (c) of the Investment Company Act of 1940) cast in person at a meeting called for the purpose of voting on such approval.

          (c) This Contract may be terminated at any time without the payment of any penalty by vote of the Board of Directors of the Fund or by "vote of a majority of the outstanding voting securities" (as defined in Section 2 (a) (42) of the Investment Company Act of 1940) of the Fund, or by the Adviser, in each case upon sixty calendar days' prior written notice to the other party to the Contract.

          (d) This Contract shall terminate automatically in the event of its "assignment" (as defined in Section 2 (a) (4) of the Investment Company Act of
1940).

6. AMENDMENTS.

     This Contract may be amended at any time or from time to time by an instrument in writing signed by a duly authorized officer of the Fund and by the Adviser, but no amendment to this Contract shall be effective until

               (1) such amendment is approved by the affirmative "vote of a majority of the outstanding voting securities" (as defined in Section 2 (a) (42) of the Investment Company Act of 1940), and

               (2) the terms of such amendment are approved by the vote of a majority of the Directors of the Fund, who are not parties to the Contract or "interested persons" of any such party (as such terms are used in Section 15 (c) of the Investment Company Act of 1940), cast in person at a meeting called for the purpose of voting on such approval.

                                       MAIRS AND POWER GROWTH FUND, INC.


                                       By ___________________________________
                                          President


                                       MAIRS AND POWER, INC.


                                       By ___________________________________
                                          President


                                       By ___________________________________
                                          Vice President

                                               Please fill in the box(es) as shown using black or blue ink or number 2 pencil.  |X|
                                                                                                 PLEASE DO NOT USE FINE POINT PENS.


The Board of Directors recommends a vote FOR:                                                       Please vote by filling in
                                                                                                           the boxes below.
1. PROPOSAL TO ELECT FIVE DIRECTORS                                                                                       WITHHOLD
   Nominees:  (01) Norbert J. Conzemius, (02) Charlton Dietz,                                            FOR             AUTHORITY
   (03) William B. Frels, (04)Charles M. Osborne, (05) Edward C. Stringer.                         all directors,
                                                                                                      except as
                                                                                                    marked to the
                                                                                                  contrary at left.
   INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.
                                                                                                        [ ]                 [ ]
__________________________________________________________________________________

2. PROPOSAL TO AMEND THE ARTICLES OF                                                       FOR           AGAINST          ABSTAIN
   INCORPORATION OF MAIRS AND POWER GROWTH                                                 [ ]             [ ]              [ ]
   FUND, INC.

3. PROPOSAL TO AMEND AND RESTATE THE AGREEMENT                                             FOR           AGAINST          ABSTAIN
   FOR INVESTMENT COUNSEL SERVICE OF MAIRS AND                                             [ ]             [ ]              [ ]
   POWER GROWTH FUND, INC.

4. PROPOSAL TO RATIFY ERNST & YOUNG LLP AS                                                 FOR           AGAINST          ABSTAIN
   INDEPENDENT AUDITORS                                                                    [ ]             [ ]              [ ]

5. THIS PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PROXIES TO VOTE UPON
   SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY
   ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS
   THAT WILL BE PRESENTED AT THE MEETING FOR A SHAREHOLDER VOTE.

                                                   (To be signed on other side)

               UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE FOR
                           THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2, 3 and 4
                                          IDENTIFIED ON THE REVERSE SIDE HEREOF.


                                                  3 EASY WAYS TO VOTE YOUR PROXY
                    1. Automate Touch Tone Voting: Call toll-free 1-xxx-xxx-xxxx
                                      2. On the Internet at www.proxyweb.com; or
             3. Return this proxy card using the enclosed postage-paid envelope.


***CONTROL NUMBER:  999 999 999 999 99***

MAIRS AND POWER GROWTH FUND, INC.
W1520 First National Bank Bldg.
332 Minnesota Street
St. Paul, MN  55101
                                                                      PROXY CARD
                                   PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR SPECIAL MEETING OF SHAREHOLDERS JULY 12, 2004

     The undersigned, having duly received the Notice of Special Meeting of Shareholders and the Proxy Statement dated May __, 2004, hereby appoints Charlton Dietz and William B. Frels or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Mairs and Power Growth Fund, Inc. held of record by the undersigned on May 17, 2004, at the annual meeting of shareholders to be held July 12, 2004 in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota at 11:00 a.m., and at any adjournments thereof.

                              If voting by mail, please mark, date, sign and return this proxy in the enclosed envelope.

                              Date:            , 2004

                              --------------------------------------------------

                              --------------------------------------------------
                                                Signature(s)

                              Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign.


                              (When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate and give your full title. If a corporation or partnership please sign in full corporate or partnership name by an authorized person.)